UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):  June 25, 2012
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GYRODYNE COMPANY OF AMERICA, INC.
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(Exact name of Registrant as Specified in its Charter)

New York	000-01684	11-1688021
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(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 FLOWERFIELD, Suite 24
ST. JAMES, NEW YORK 11780
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(Address of principal executive
offices) (Zip Code)

(631) 584-5400
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Registrant’s telephone number,
including area code

N/A
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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 25, 2012, Gyrodyne Company of America, Inc. (the “Company”) received from the State of New York a Certificate of No Further Appeal in connection with the judgment of the Court of Claims entered in favor of the Company for $125 million plus statutory interest of nine percent from the date of the taking of November 2, 2005 through the date of payment and for an additional allowance of $1,474,940.67 for actual and necessary costs, disbursements and expenses, including attorneys’ fees and expenses, resulting from the condemnation of 245.5 acres of the Company’s Flowerfield property.  The Company had requested the Certificate, which it has forwarded to the State Comptroller in order to receive payment in accordance with Section 20 of the Court of Claims Act.

The total amount of the judgment, including statutory interest and the amount for costs, disbursements and expenses, is approximately $166,600,000 as of June 25, 2012.  The timing of payment is still unknown at this time.

A copy of the Certificate of No Further Appeal is attached hereto as Exhibit 99.1

Forward-Looking Statement Safe Harbor
The statements made in this Form 8-K that are not historical facts constitute “forward-looking information” within the meaning of the Private Securities Litigation Reform Act of 1995, and Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, which can be identified by the use of forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “projects,” “estimates,” “believes,” “seeks,” “could,” “should,” or “continue,” the negative thereof, other variations or comparable terminology.  Important factors, including certain risks and uncertainties, with respect to such forward-looking statements that could cause actual results to differ materially from those reflected in such forward-looking statements include, but are not limited to, Gyrodyne’s case for just compensation for 245.5 acres condemned by the State of New York, the effect of economic and business conditions, including risks inherent in the real estate markets of Suffolk and Westchester Counties in New York, Palm Beach County in Florida and Fairfax County in Virginia, the ability to obtain additional capital in order to develop Gyrodyne’s undeveloped property in St. James, New York and other risks detailed from time to time in Gyrodyne’s SEC reports.

Item 9.01.  Financial Statements and Exhibits

(d)          Exhibits

Exhibit No.                      Exhibit
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99.1	State of New York Office of the Attorney General Certificate of No Further Appeal

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GYRODYNE COMPANY OF AMERICA, INC. By: /s/ Stephen V. Maroney ----------------------------------------------- Stephen V. Maroney President and Chief Executive Officer Date: June 26, 2012